SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of
           the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:
      [ ]   Preliminary Proxy Statement
      [ ]   Confidential, for Use of the Commission Only
            (as permitted by Rule 14a-6(e)(2))
      [X]   Definitive Proxy Statement
      [ ]   Definitive Additional Materials
      [ ]   Soliciting Material Pursuant to ' 240.14a-12

                        CARRINGTON LABORATORIES, INC.
               ------------------------------------------------
               (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required.

      [ ]   Fee computed on table below per Exchange Act Rules 14a-
            6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:
            -----------------------------------------------------------------
        2)  Aggregate number of securities to which transaction applies:
            -----------------------------------------------------------------
        3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth
            the amount on which the filing fee is calculated and
            state how it was determined):
            -----------------------------------------------------------------
        4)  Proposed maximum aggregate value of transaction:
            -----------------------------------------------------------------
        5)  Total fee paid:
            -----------------------------------------------------------------

      [ ]   Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:
            -----------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:
            -----------------------------------------------------------------
        3)  Filing Party:
            -----------------------------------------------------------------
        4)  Date Filed:
            -----------------------------------------------------------------

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To Be Held On May 16, 2002


    NOTICE is hereby given that the annual meeting of shareholders of CARRINGTON LABORATORIES, INC. (the "Company") will be held on May 16, 2002, at 8:30 a.m., local time, at the Las Colinas Country Club, 4900 North O'Connor Boulevard, Irving, Texas 75062, for the following purposes:

    (1) To elect one person to serve as a director of the Company for a term expiring at the annual meeting of shareholders in 2005;

    (2) To vote on a proposal to approve an amendment to the Company's 1995 Stock Option Plan to increase the aggregrate number of shares of Common Stock issuable under the plan from 1,500,000 to 2,250,000 shares;

    (3) To vote on a proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2002; and

    (4)    To  transact  such  other  business,  including  voting   on   one
           shareholder proposal, as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on March 18, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof. A record of the Company's activities during 2001 and financial statements for the fiscal year ended December 31, 2001 are contained in the accompanying 2001 Annual Report.

    You are urged, whether or not you plan to attend the meeting in person, to mark, sign and date the enclosed proxy and return it promptly in the accompanying envelope. If you do attend the meeting in person, you may withdraw your proxy and vote in person. The prompt return of proxies will assure the representation of sufficient shares to take the actions described above and save your Company the expense of further solicitation.

                                         By Order of the Board of Directors

                                         /s/ George DeMott
                                         ---------------------
                                         George DeMott
                                         Chairman of the Board
 Irving, Texas
 April 15, 2002

                        CARRINGTON LABORATORIES, INC.
                            2001 Walnut Hill Lane
                             Irving, Texas  75038
                                (972) 518-1300


                               PROXY STATEMENT

                      For Annual Meeting of Shareholders
                          To Be Held On May 16, 2002


    This Proxy Statement is furnished to the shareholders of Carrington Laboratories, Inc., a Texas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the annual meeting of shareholders to be held on May 16, 2002. Proxies in the form enclosed will be voted at the meeting if properly executed, returned to the Company prior to the meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice or a duly executed proxy bearing a later date to the President of the Company, or by voting in person at the meeting.

    The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is April 15, 2002.


                          OUTSTANDING CAPITAL STOCK

    The record date for the determination of shareholders entitled to notice of and to vote at the annual meeting is March 18, 2002 (the "Record Date"). At the close of business on the Record Date, the Company had 9,833,713 shares of Common Stock, $.01 par value ("Common Stock"), issued and outstanding and entitled to vote at the meeting.


                      ACTION TO BE TAKEN AT THE MEETING

    Shares of Common Stock represented by a validly executed proxy in the accompanying form, unless the shareholder otherwise specifies in the proxy, will be voted (i) for the election of the person named as nominee under the caption "Election of Directors" as director of the Company, (ii) for the proposal to amend the Company's 1995 Stock Option Plan to increase the aggregate number of shares of Common Stock issuable under the Plan from 1,500,000 to 2,250,000 shares, (iii) for the proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2001, and (iv) against the shareholder proposal to declassify the Board of Directors and require that all directors be elected annually (if such proposal is properly presented at the meeting).

    Where shareholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. If any other matter or business is brought before the meeting or any adjournment thereof, the proxy holders may vote the proxies at their discretion. The directors do not know of any such other matter or business to be presented for consideration at the meeting.


                              QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum at the annual meeting. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in such holder's name on the Record Date.


                            PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information as of March 31, 2002, unless otherwise indicated, with respect to the shareholders known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock of the Company, based on the information available to the Company on such date. Except as otherwise indicated, each shareholder named in the table has sole voting and investment power with respect to all shares indicated as being beneficially owned by such shareholder.

                                          Shares of
                                         Common Stock
 Beneficial Owner                     Beneficially Owned     Percent of Class
 ----------------                     ------------------     ----------------
 Thomas J. Marquez                         857,440(1)              8.7%
    c/o Carrington Laboratories, Inc.
    2001 Walnut Hill Lane
    Irving, Texas  75038

 Dimensional Fund Advisors                 603,300(2)              6.1%
    1299 Ocean Avenue, 11th Floor
    Santa Monica, CA 90401

 ------------------------------------
 (1)   Includes 39,300  shares held in a trust controlled by Mr. Marquez  and
       70,100  shares that he has  the right to  acquire pursuant to  options exercisable within 60 days after March 31, 2002.

 (2)   Based on  a report on Schedule 13G filed by Dimensional Fund  Advisors
       Inc.  ("DFA") with the Securities  and Exchange Commission on  January
       30, 2002.  DFA, a registered investment advisor, furnishes  investment
       advice  to   four  registered  investment  companies  and  serves   as
       investment  manager  to  certain other  commingled  group  trusts  and separate  accounts.  Collectively, those investment companies,  trusts and accounts own 603,300 shares of the Company's Common Stock, but  to
       DFA's  knowledge no one of them  owns more than 5%  of the class.   In
       its role  as investment adviser or manager, DFA possesses sole  voting and/or investment power with respect to such shares, but it  disclaims beneficial ownership.

    The Company knows of no arrangements the operation of which may at a subsequent date result in a change of control of the Company.


               REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. The nominee who receives a plurality of the votes cast by shareholders present or represented by proxy at the annual meeting, and entitled to vote on the election of directors, will be elected as a director of the Company. Thus, any abstentions, "broker non-votes" (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon) or other limited proxies will have no effect on the election of directors.

    The Company's Bylaws provide that the vote required to approve matters other than the election of directors is the affirmative vote of the holders of a majority of the shares entitled to vote on, and voted for or against, the matter at a meeting at which a quorum is present. Abstentions may be specified on all proposals except the election of directors. Under applicable law and the Company's Bylaws, abstentions and shares represented by broker non-votes or other limited proxies for a particular proposal will be counted as present for purposes of determining the existence of a quorum at the meeting but will be excluded entirely from the voting tabulation for that proposal. Therefore, abstentions, broker non-votes and other limited proxies will have no effect on the outcome of the Company's proposals to approve an amendment to the 1995 Stock Option Plan, or to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002 or on the outcome of any other matter that may come before the meeting, including the proposal of a shareholder to declassify the Board of Directors and require that all directors be elected annually.


                            ELECTION OF DIRECTORS

    The Company's Bylaws provide that the Company's operations will be governed by the Board of Directors, which is elected by the shareholders. The Company's Board of Directors is divided into three classes with staggered three-year terms. All directors of one class hold their positions until the annual meeting of shareholders at which the terms of the directors in such class expire and their respective successors are elected and qualified, or until their earlier death, resignation, disqualification or removal from office. The Company's Bylaws provide that the number of directors shall not be less than five nor greater than nine, and the exact number of directors that shall constitute the Board of Directors shall be fixed from time to time by resolution of the Board. The Board of Directors has determined that the number of directors will be five.

    At the meeting, one director will be elected. All duly submitted and unrevoked proxies will be voted for the nominee selected by the Board of Directors, except where authorization to so vote is withheld. If the nominee should become unavailable for election for any presently unforeseen reason, the persons designated as proxies will have full discretion to vote for another person designated by the Board.

    The Board of Directors has nominated R. Dale Bowerman for election as a director at the annual meeting, to serve a three-year term expiring at the annual meeting of shareholders in 2005. Mr. Bowerman is currently a director of the Company, with a term expiring at the 2002 annual meeting, and has consented to serve as a director if elected.

    The Board of Directors recommends that shareholders vote FOR the election of R. Dale Bowerman as a director of the Company.

    The other four directors of the Company have been elected to terms that do not expire at the 2002 annual meeting. George DeMott and Carlton E. Turner, Ph.D., D.Sc. are currently serving terms expiring in 2003, and Thomas J. Marquez and Selvi Vescovi are currently serving terms expiring in 2004.

    Information as of March 31, 2002 about all five directors of the Company, including the current nominee, is set forth in the following paragraphs.

    R. DALE BOWERMAN, 62, has served as a director of the Company since January 1991. Mr. Bowerman was President and Chief Executive Officer of Southwest Health Alliances, L.L.C. from May 1994 until his retirement in October 1997. From 1973 to April 1994, he was Chief Financial Officer of High Plains Baptist Health Systems, a nonprofit hospital system. Mr. Bowerman is also a director of Sunrise Technologies, Inc., a publicly traded company.

    GEORGE DEMOTT, 69, has served as a director of the Company since May 1990 and Chairman of the Board since April 1995. He has been an independent business consultant since 1987. From 1963 to 1987, Mr. DeMott held various positions with American Home Products Corporation, a worldwide marketer of pharmaceuticals, over-the-counter drugs and household products, serving as Group Vice President from 1978 to 1987. From 1964 to 1978, Mr. DeMott was with the Whitehall Laboratories Division of that corporation, and he served as President of that division from 1974 until 1978.

    THOMAS J. MARQUEZ, 64, has served as a director of the Company since August 1987. In addition, from August 1987 until May 1990, Mr. Marquez was Chairman of the Board and Chief Executive Officer of the Company. From 1965 to 1979, Mr. Marquez was an officer of Electronic Data Systems, Inc., a computer services company, and he served as a director of that corporation from 1965 to 1984. Since his resignation as an officer of Electronic Data Systems, he has been engaged primarily in personal investment activities and a number of public service projects. Mr. Marquez is also a director of Aquinas Funds, Inc.

    CARLTON E. TURNER, Ph.D., D.Sc., 61, has served as a director of the Company since May 1989 and as President and Chief Executive Officer of the Company since April 1995. In addition, from January 1994 to November 1994, Dr. Turner was Executive Vice President of the Company, and from November 1994 to April 1995, he was Chief Operating Officer of the Company. He was President and Chief Executive Officer of Princeton Diagnostic Laboratories of America, Inc., a biomedical and pharmaceutical testing laboratory, from 1987 through May 1993. He also served as a director of that corporation from 1987 to January 1994. From 1981 through 1987, he was Director of the Drug Abuse Policy Office of the White House, President Reagan's principal advisor on drug abuse policy. From 1970 to 1981, Dr. Turner was a research professor and director of the Research Institute of Pharmaceutical Sciences at the University of Mississippi School of Pharmacy. Dr. Turner serves as a director of Tutogen Medical, Inc., a publicly traded company.

    SELVI VESCOVI, 71, has served as a director of the Company since May 1989. He served as Chairman of the Board from May 1990 to April 1995 and as interim President and Chief Executive Officer of the Company from March 1995 to April 1995. Mr. Vescovi was employed by The Upjohn Company ("Upjohn"), a manufacturer of human pharmaceuticals and pharmaceutical chemicals, in various capacities from 1954 until his retirement in 1988 from his positions as Corporate Vice President of Upjohn, a position he had held since 1977, and President and General Manager of Upjohn International, Inc., the subsidiary of Upjohn responsible for international operations. He had held the latter position since 1985. Following his retirement, Mr. Vescovi served as Adjunct Professor, International Management, at Western Michigan University from 1988 to 1993 and as a member of the Advisory Board of the College of Business Administration of the University of South Carolina from 1988 to 1994. Mr. Vescovi is also a director of Centaur Pharmaceutical, Inc., a private company.


                   PROPOSAL TO AMEND 1995 STOCK OPTION PLAN

 Introduction

    At the annual meeting in April 1995, the shareholders of the Company approved the adoption of the Carrington Laboratories, Inc. 1995 Stock Option Plan (the "Option Plan"). The Option Plan became effective on April 1, 1995 and replaced the Company's 1985 Stock Option Plan, which expired in February 1995. A total of 1,500,000 shares of Common Stock are reserved for issuance under the Option Plan. In 1996, 1998 and 2001 the Board of Directors adopted, and the shareholders approved, amendments to the Option Plan. A copy of the Option Plan as currently in effect is attached to this Proxy Statement as Appendix A. The description in this Proxy Statement of the Option Plan is intended solely as a summary, does not purport to be complete, and is qualified in its entirety by the full text of the Option Plan attached hereto as Appendix A.

 Option Plan Amendment

    On January 17, 2002, the Board of Directors adopted an amendment to the Option Plan (the "Option Plan Amendment") increasing the aggregate number of shares of Common Stock available under the Option Plan from 1,500,000 to 2,250,000. At the annual meeting to be held on May 16, 2002, the shareholders will be asked to approve the Option Plan Amendment. The Option Plan Amendment will not be effective unless it is approved by the shareholders. If the shareholders approve the Option Plan Amendment, it will become effective on the date of that approval.

    The Option Plan Amendment amends the first sentence of Section 1.03 of the Option Plan as indicated below (the words added by the Option Plan Amendment are in bold type, and the words deleted are struck through):

   "Options may be granted by the Company from time to time under the Plan to purchase an aggregate of [1,500,000] 2,250,000 shares of the authorized Common Stock."

    The purpose of increasing the number of shares of Common Stock that may be issued under the Option Plan by 750,000 shares in the aggregate is to permit the continued use of a long-term equity component in the Company's compensation program. Currently, no shares of Common Stock remain available for future grants under the Option Plan.

 New Plan Benefits

    The persons who would benefit from the approval of the Option Plan Amendment are the employees of the Company and its affiliates eligible to participate in the Option Plan, including outside directors of the Company and Consultants (as defined below). If the Option Plan Amendment is approved and ratified by shareholders, the employees of the Company and its affiliates eligible to participate in the Option Plan could receive more benefits under the Option Plan than are currently available to them.

 Description of the Option Plan as Currently in Effect

    The Option Plan authorizes the granting to employees of the Company and its affiliates of both incentive stock options, as defined under Section 422 of the Tax Code, and nonqualified stock options to purchase Common Stock. All employees of the Company and its affiliates are eligible to participate in the Option Plan. The Option Plan also authorizes the granting to outside directors of nonqualified stock options to purchase Common Stock. At March 31, 2002, there were 176 employees and four outside directors of the Company who were eligible to be granted options under the Option Plan.

    The Board of Directors or the Compensation and Stock Option Committee (the "Committee") is responsible for the administration of the Option Plan and determines the employees to be granted options, the period during which each option will be exercisable, the number of shares and exercise price of the Common Stock covered by each option granted to employees and whether an option will be a nonqualified or an incentive stock option. The current members of the Committee are George DeMott (Chairman), R. Dale Bowerman and Selvi Vescovi.

    No option granted pursuant to the Option Plan is transferable otherwise than by will or the laws of descent and distribution. The term of each option granted to an employee under the Option Plan is determined by the Board of Directors or the Committee, but in no event may the term exceed 10 years from the date of grant. The exercise price for the purchase of shares subject to such an option cannot be less than 100% of the fair market value of the Common Stock on the date the option is granted. Furthermore, the exercise price for any incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or an affiliate must be at least 110% of the fair market value of the Common Stock at the date of the grant. Upon exercise of an option by an employee, the purchase price must be paid in full in cash. Unpurchased shares of Common Stock subject to options that have expired or terminated without being exercised in full are again available for grant under the Option Plan. The Option Plan contains a $100,000 limitation on the value (determined at the grant date) of stock for which incentive stock options granted to any employee may become exercisable for the first time in any calendar year. In addition, the aggregate number of shares of Common Stock for which any employee may be granted options during any one calendar year may not exceed 75,000.

    The Committee and the Board have discretion regarding the times at which and the numbers of shares for which nonqualified stock options may be granted to outside directors. Each option granted to an outside director under the Option Plan has a term of ten years, is exercisable in whole or in part from the date of grant throughout the entire term of the option, and remains effective during its entire term regardless of whether the director continues to serve as a director. The purchase price per share of Common
 Stock under each option granted to an outside director is the fair market value per share of the Common Stock on the date of grant.

    The Option Plan also authorizes the granting of nonqualified stock options to purchase Common Stock to consultants and advisors to the Company or an affiliate ("Consultants"), provided that bona fide services are rendered by the Consultants and such services are not in connection with the offer or sale of securities in a capital-raising transaction. The purchase price per share of Common Stock under each option granted to a Consultant is determined by the Committee, but may not be less than 100 percent of the fair market value per share of Common Stock at the time the option is granted. Each option granted to a Consultant under the Option Plan is exercisable during such period as the Committee determines; provided, however, that the unexpired portion of any option granted to a Consultant may expire no later than the first to occur of (i) the expiration of ten years from the date the option was granted, or (ii) the expiration of one year from the date of the Consultant's death.

    The Committee or the Board may accelerate the date on which all or any portion of any option granted under the Option Plan becomes exercisable. The Committee or the Board may also terminate any option by reason of the optionee's fraud, dishonesty or certain other acts.

    In the event that the Company effects a split of the outstanding shares of Common Stock or a dividend payable in Common Stock, or that the outstanding Common Stock is combined into a smaller number of shares, the maximum number of shares as to which options may be granted under the Option Plan will be increased or decreased proportionately, and the shares subject to outstanding options and the purchase price per share of such options will be increased or decreased proportionately so that the aggregate purchase price for all the shares then subject to such options will remain the same as immediately prior to the split, dividend or combination. In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including merger, consolidation or sale of assets) of the Company, the Board of Directors of the Company will make such adjustments, if any, as it deems appropriate in the number, purchase price and kind of shares covered by the unexercised portions of options theretofore granted under the Option Plan, to the extent permitted by applicable law.

    Upon the occurrence of a "change in control" of the Company, the maturity of all options then outstanding under the Option Plan, excluding those that have been granted to Consultants, will be accelerated automatically, so that all such options will become exercisable in full with respect to all shares that have not been previously exercised or become exercisable. A "change in control" includes certain mergers, consolidations, reorganizations or sales of assets, or a dissolution of the Company, a change in the control of the Board of Directors or the acquisition by a shareholder of 20% or more of the Common Stock of the Company.

    Unless sooner terminated, the Option Plan will expire on March 31, 2005. The Board of Directors of the Company may at any time suspend, terminate, amend or modify the Option Plan, provided that no amendment or modification may become effective without the approval of the amendment or modification by the shareholders of the Company if the Company, on advice of counsel, determines that shareholder approval is necessary or desirable. No suspension, termination, amendment or modification of the Option Plan may adversely affect the rights of an optionee under an option without the consent of the optionee.

 Federal Income Tax Consequences

    Nonqualified Stock Options. No income is recognized by an optionee for federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price of the shares. Income recognized by optionees who are employees of the Company upon the exercise of nonqualified stock options is considered compensation subject to withholding at the time the income is recognized, and therefore, the Company or one of its affiliates must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. The nonqualified stock options granted under the Option Plan are designed to provide the Company with a deduction, subject to the deduction limitations described below, equal to the amount of ordinary income recognized by the optionee at the time of recognition.

    The basis of shares transferred to an optionee pursuant to exercise of a nonqualified stock option is the price paid for the shares plus an amount equal to any income recognized by the optionee as a result of the exercise of the option. If an optionee thereafter sells shares acquired upon exercise of a nonqualified stock option, the difference between the amount realized and the basis of the shares constitutes capital gain or loss to the optionee for federal income tax purposes.

    Incentive Stock Options. No income is recognized by an optionee for federal income tax purposes upon the grant or the exercise of an incentive stock option. The basis of shares transferred to an optionee pursuant to the exercise of an incentive stock option is the price paid for the shares. If the optionee holds such shares for at least one year after transfer of the shares to the optionee and two years after the grant of the option, whichever is later, the optionee recognizes capital gain or loss upon sale of the shares received upon exercise of the option equal to the difference between the amount realized on such sale and the exercise price. Generally, if the shares are not held for that period, the optionee recognizes ordinary income upon disposition in an amount equal to the excess of the fair market value of the purchased shares on the date of exercise over the option price of the shares, or if less (and if the disposition is a transaction in which loss, if any, is recognized), the gain on disposition. Any additional gain realized by the optionee upon such disposition is a capital gain.

    The excess of the fair market value of shares on the date of the exercise of an incentive stock option over the option price for the shares is an item of adjustment for purposes of the alternative minimum tax.

    The Company is not entitled to a deduction upon the exercise of an incentive stock option by an optionee. If the optionee disposes of the shares of stock received pursuant to such exercise prior to the expiration of one year following transfer of the shares to the optionee or two years after grant of the option, however, the Company may, subject to the deduction limitations described below, deduct an amount equal to the ordinary income recognized by the optionee upon disposition of the shares at the time the income is recognized by the optionee.

    Limitations on the Company's Compensation Deduction. Section 162(m) of the Tax Code limits the deduction that the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for the year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's shareholders and meets certain other criteria. Although the Company intends that options granted to employees under the Option Plan will satisfy the requirements to be considered performance-based for purposes of
 Section 162(m) of the Tax Code, there is no assurance that the options will satisfy such requirements and, accordingly, the Company may be limited by
 Section 162(m) of the Tax Code in the amount of deductions it would otherwise be entitled to take (as described in the foregoing summary) with respect to options awarded under the Option Plan.

    Section 280G of the Tax Code limits the deductibility of certain "parachute payments" to disqualified individuals by the Company. Generally, "parachute payments" consist of payments made in connection with a change in control of the Company. It is possible that accelerated vesting of options that occurs automatically upon a change in control of the Company could be a "parachute payment" subject to the deduction limitations of Section 280G of the Tax Code. In addition, Section 4999 of the Tax Code imposes a 20% nondeductible excise tax upon the disqualified individual receiving certain "parachute payments."

    The foregoing summary relates to U.S. federal income tax consequences only and applies to U.S. citizens and foreign persons who are U.S. residents. The U.S. tax consequences associated with the grant of options to nonresident aliens depends upon a number of factors, including whether the grant is considered to be U.S. source income and whether the provisions of any treaty are applicable.

 Recommendation of the Board of Directors

    The Board of Directors recommends that shareholders vote FOR the proposal to approve the amendment increasing the number of shares of Common Stock issuable under the Option Plan from 1,500,000 to 2,250,000.


             RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    The Company's Board of Directors has appointed the firm of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002. Shareholders will be asked to ratify that appointment at the annual meeting. If the appointment is not ratified by the holders of a majority of the shares of Common Stock present or represented and voted for or against such ratification at the meeting, the Board will reconsider the appointment. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will be given an opportunity to make a statement, if they so desire. They will also be available to respond to appropriate questions addressed to them. See "Audit Committee Report B Fees" below for information concerning the fees that the Company paid to Ernst & Young LLP for services performed by that firm in 2001.

    The Company's Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Ernst & Young LLP as the Company's independent auditors for fiscal 2002.


            SHAREHOLDER PROPOSAL TO DECLASSIFY BOARD OF DIRECTORS

    Peter J. Palmisano, M.D. ("Proponent"), the beneficial owner of 3,350 shares of Common Stock, submitted the following shareholder proposal:

    "SHAREHOLDER PROPOSAL

    "Eliminate Classified Board (Staggered Board) System of Voting

    "RESOLVED: That the stockholders of Carrington Laboratories request that the Board of Directors take the necessary steps, in accordance with state law, to declassify the Board of Directors so that all directors are elected annually, such declassification to be effected in a manner that does not affect the unexpired terms of directors previously elected.'


   "SUPPORTING STATEMENT

    "The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. I believe that the classification of the Board of Directors, which results in only a portion of the Board being elected annually, is not in the best interests of the Company and its stockholders.

    "The Board of Directors of the Company is divided into three classes serving staggered three-year terms. I believe that the Company's classified Board of Directors maintains the incumbency of the current Board and therefore of current management, which in turn limits management's accountability to stockholders.

    "The elimination of the Company's classified Board would require each new director to stand for election annually and allow stockholders an opportunity to register their views on the performance of the Board collectively and each director individually. I believe this is one of the best methods available to stockholders to insure that the Company will be managed in a manner that is in the best interests of the stockholders.

    "As a supporter of the Investors' Rights Association of America, I believe that concerns expressed by companies with classified boards that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders, are unfounded. In my view, in the unlikely event that stockholders vote to replace all directors, this decision would express stockholder dissatisfaction with the incumbent directors and reflect the need for change.

    "I URGE YOUR SUPPORT, VOTE FOR THIS RESOLUTION."

    The Board of Directors recommends a vote AGAINST the proposal to declassify the Board of Directors, for the following reasons:

    Since 1992, the Company's Board of Directors has been divided into three classes of directors who are elected to staggered three-year terms, with one class being elected each year. The classified Board in the Company's highly regulated and technical industry provides director continuity and stability by assuring that a substantial percentage of the directors at any time will have had prior experience and in-depth knowledge of the Company, and it therefore enhances the Board's ability to focus on long-term strategy and long-term performance.

    A classified board is also widely used as a safeguard to protect against inadequate tender offers or unsolicited attempts to seize control of a company. The classification of the Company's Board was just one of several measures that the Company adopted to guard against the danger of a hostile takeover at an inadequate price and to give the Board of Directors the opportunity and bargaining power to maximize shareholder value. For example, if the Company were confronted with an unsolicited takeover offer, the fact that the entire Board could not be removed in a single proxy fight would allow directors to evaluate the offer, study alternatives from a position of strength, and seek the best result for all shareholders. In short, a classified board is beneficial to shareholders.

    For these reasons, the Board of Directors recommends a vote AGAINST the proposal to declassify the Board of Directors.


                              EXECUTIVE OFFICERS

    The executive officers of the Company are Carlton E. Turner, Ph.D., D.Sc., Kenneth M. Yates, D.V.M., and Robert W. Schnitzius. Biographical information for Dr. Turner is set forth under "Election of Directors" above. The following information regarding the other executive officers of the Company is given as of March 31, 2002:

    Kenneth M. (Bill) Yates, D.V.M., 51, was elected Vice President, Research and Development in January 1999. Dr. Yates initially served as a consultant to the Company beginning in 1989 and became a full-time employee in 1990. He has served in various capacities for the Company in Research and Development during the last nine years, including Product Development Coordinator for Wound Care. Since 1992, Dr. Yates has served as an Adjunct Assistant Professor, Department of Comparative Medicine, University of Texas Southwestern Medical School.

    Robert W. Schnitzius, 44, has been Chief Financial Officer and Treasurer of the Company since November 1997 and Secretary of the Company since May 1998. From 1996 to 1997, Mr. Schnitzius was the Corporate Controller for Medeva Americas, Inc., a U.S. pharmaceutical company subsidiary of Medeva PLC. From 1991 to 1996, Mr. Schnitzius served with Medeva Pharmaceuticals, also a pharmaceutical company subsidiary of Medeva PLC, first as Controller (1991 to 1993) and then as Director of Finance (1994 to 1996). From 1983 to 1991, Mr. Schnitzius served as Controller for Shoreline Products, Inc., a boat trailer manufacturer, and from 1978 to 1983, he served as Treasurer of Texas Testing Laboratories, an engineering testing laboratory.

       All executive officers of the Company are elected annually by the Board of Directors to serve until their respective successors are chosen and qualified or until their earlier death, resignation or removal from office.


             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]



                       SECURITY OWNERSHIP OF MANAGEMENT

    The following  table sets  forth, as of  March 31,  2002, the  beneficial ownership of Common Stock  of the Company by  each director of the  Company, each named  executive  officer  listed in  the  Summary  Compensation  Table included elsewhere in this Proxy Statement  and all directors and  executive
 officers as a group.   Except as otherwise  indicated, each person named  in
 the table below  has sole voting  and investment power  with respect to  all shares indicated as being beneficially owned by him.

                                                Common Stock
                                             Beneficially Owned
                                             ------------------
                                            Number          Percent
 Name                                      of Shares        of Class
 ----                                      ----------       --------
 Directors
 R. Dale Bowerman                            78,500 (1)        *
 George DeMott                               58,500 (2)        *
 Thomas J. Marquez                          857,440 (3)       8.7%
 Carlton E. Turner, Ph.D., D.Sc.            310,603 (4)       3.1%
 Selvi Vescovi                               76,000 (5)        *

 Named Executive Officers (excluding
   any director named above) and Group
 Robert W. Schnitzius                        80,162 (6)        *
 Kenneth M. Yates, D.V.M.                    80,907 (7)        *

 All current directors and executive
    officers as a group (7 persons)       1,542,112 (8)      14.8%

 -------------------------
 *  Less than one percent.

 (1) Includes 42,500 shares that Mr. Bowerman has the right to acquire pursuant to options and warrants exercisable within 60 days after March 31, 2002.

 (2)   Includes  8,500 shares held  by his wife  and 40,000  shares that  Mr.
       DeMott has the right to acquire pursuant to options exercisable within 60 days after March 31, 2002.

 (3) Includes 39,300 shares held in a trust controlled by Mr. Marquez and 70,100 shares that he has the right to acquire pursuant to options exercisable within 60 days after March 31, 2002.

 (4)   Includes  5,200 shares held by  his wife and  222,200 shares that  Dr.
       Turner has the right to acquire pursuant to options exercisable within 60 days after March 31, 2002.

 (5) Includes 42,500 shares that Mr. Vescovi has the right to acquire pursuant to options exercisable within 60 days after March 31, 2002.

 (6) Includes 59,999 shares that Mr. Schnitzius has the right to acquire pursuant to options exercisable within 60 days after March 31, 2002.

 (7) Includes 76,929 shares that Dr. Yates has the right to acquire pursuant to options exercisable within 60 days after March 31, 2002.

 (8)   Includes 549,028 shares that current directors and executive  officers have  the right to acquire pursuant  to options exercisable within  60 days after March 31, 2002.

             Board Committees, Director Compensation and Reports

    The business and affairs of the Company are managed by the Board of Directors, which exercises all corporate powers and establishes corporate policies. The Board has established an Executive Committee which, with certain exceptions, may exercise all the authority and powers of the Board of Directors in the business and affairs of the Company when the Board of Directors is not in session. The current members of the Executive Committee are Selvi Vescovi (Chairman), George DeMott and Carlton E. Turner, Ph.D., D.Sc. The Board has established an Audit Committee for the purposes of reviewing the results and scope of, and the fees for, the annual audit, reviewing the financial statements and any significant transactions or events and any changes in accounting principles and practices with the independent auditors, and reviewing the internal controls and audit procedures of the Company. The current members of the Audit Committee are
 R. Dale Bowerman (Chairman), Thomas J. Marquez and Selvi Vescovi. The Board does not have a standing nominating committee. The Compensation and Stock Option Committee serves as a compensation committee and makes recommendations to the Board with respect to compensation of executive officers of the Company. The current members of the Compensation and Stock Option Committee are George DeMott, (Chairman), R. Dale Bowerman and Selvi Vescovi. During fiscal 2001, the Board of Directors held 7 meetings, the Executive Committee held 6 meetings, the Audit Committee held 4 meetings, and the Compensation and Stock Option Committee held 1 meeting. All incumbent directors attended at least 75% of the aggregate of all meetings held by the Board and the committees on which they served during 2001.

 Compensation of Directors

    The Company pays each outside director a quarterly retainer of $1,500 and $1,500 for each day or portion thereof spent attending Board meetings. Outside directors who are members of the Executive Committee receive $1,500 for each Executive Committee meeting that they attend. Outside directors who are members of the Compensation and Stock Option or Audit Committee each receive $1,000 for each committee meeting that they attend, unless the meeting is held on the same day as a Board meeting, in which case the amount paid is $500. The Company also reimburses each outside director who does not live in the Dallas, Texas area for travel expenses incurred in attending Board and committee meetings.

    Pursuant to the Company's 1995 Stock Option Plan, as amended, nonqualified options to purchase shares of the Company's Common Stock may be granted to outside directors from time to time. Each option granted to an outside director has a term determined by the Compensation and Stock Option Committee, but not greater than ten years, is exercisable in whole or in part at any time during its entire term and remains effective during its entire term, regardless of whether the optionee continues to serve as a director. The purchase price per share of Common Stock covered by each such option is fixed by the Board of Directors or the Compensation and Stock Option Committee and must be equal to or greater than the fair market value per share of Common Stock on the date of grant. In 2001, each of the four outside directors received an option to purchase 25,000 shares of Common Stock at an exercise price of $1.37 per share.

 Compensation Committee Interlocks and Insider Participation

    The Company's executive compensation program is administered by the Compensation and Stock Option Committee of the Board of Directors. During 2001, the Committee was composed of George DeMott, Chairman, R. Dale Bowerman and Selvi Vescovi. All of the persons who served on the Committee during 2001 were and still are outside directors of the Company. Mr. Vescovi served as interim President and Chief Executive Officer of the Company in March and April 1995.


             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


                     Report of the Compensation Committee

    The following is a report submitted by the current members of the Compensation and Stock Option Committee addressing the Company's compensation policy as it related to the President and Chief Executive Officer of the Company (the "CEO") and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2001 exceeded $100,000.

    Compensation Philosophy

    The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. To achieve these objectives, the Committee has developed and implemented an executive compensation program which provides executives with compensation opportunities that are intended to be competitive with companies of comparable size in the pharmaceutical industry.

    In applying this philosophy, the Committee has established a program to accomplish the following objectives:

    * attract and retain executives of outstanding abilities who are critical to the long-term success of the Company;

    * reward executives for achievement of internal Company goals as well as for Company performance relative to industry performance levels; and

    *  reward   executives  for  long-term   strategic  management  and   the
       enhancement of shareholder value by providing equity ownership in the Company.

    Through  these   objectives,  the   Company  integrates   its   executive
 compensation program with its annual and long-term strategic planning.

    Against the foregoing background, the Company's executive compensation policies integrate annual base salary compensation with a bonus award system which is based upon both corporate and individual performance levels.

    Fiscal 2001 Compensation

    For fiscal 2001, the Company's executive compensation program consisted of (i) base salary, adjusted from the prior year, (ii) bonus payable in cash or a combination of cash and stock, and (iii) stock options. With respect to base salary, the Company considers published executive compensation data of comparable companies in the industry and utilizes surveys to establish base salaries that are within the range of those paid to persons holding comparably responsible positions at such companies. In addition, the Committee considers evaluations by the CEO of the individual performance of each executive, other than the CEO, in setting such executive's salary for the year. The performance of the CEO is evaluated by the Executive Committee of the Board of Directors in collaboration with the Committee.

    The Committee determined that current salary levels for key Company executives are competitive within the industry.

    Bonuses may be granted to executives based upon criteria established by the Company's 1995 Management Compensation Plan (the "Compensation Plan") adopted by the Company's Board of Directors and approved by its shareholders in 1995. Under the Compensation Plan, executives of the Company are eligible to receive incentive compensation in the form of annual bonuses payable 50% in cash and 50% in Common Stock of the Company. An executive's bonus under the Compensation Plan consists of a target bonus multiplied by a performance component. The target bonus is a specified percentage of the executive's base salary, with the percentage being dependent on the executive's position grade. The maximum target bonus for the highest position grade is currently 35% of the executive's base salary. The performance component is a percentage rate measuring results achieved in comparison to the Company's Annual Operating Budget. Performance is judged on the basis of three scenarios: (i) sales at Annual Operating Budget; (ii) profit at Annual Operating Budget; and (iii) achievement of remaining bonus criteria and individual goals as established by the Committee. These goals are designed to achieve the Company's short-term and long-term objectives. Following determination by the Committee of the amounts of bonus payable, if any, to executives, 50% of the bonus is payable in cash and 50% is payable in shares of the Company's Common Stock. The number of shares is determined by dividing 50% of the total bonus by the fair market value of the Common Stock on the date of certification of payment of the bonus by the Committee.

    No incentive bonuses were paid to executive officers in 2001 based upon the Compensation Plan criteria set forth above. Pursuant to authority delegated to the Committee by the Board of Directors to grant cash bonuses on a discretionary basis outside of the Compensation Plan, the Committee authorized the payment of a bonus of $2,000 to Robert W. Schnitzius (Chief Financial Officer, Treasurer and Secretary) based on the performance of the operations under his responsibility.

    Stock Option Grants

    The Committee has discretion to grant stock options to executive officers under the Company's 1995 Stock Option Plan. The Committee grants stock options with the goal of providing compensation and incentive to work toward the long-term success of the Company. In determining the time and date of grant and the number of shares subject thereto, the Committee may take into account the nature of the services rendered, the executive's potential contributions to the success of the Company's business, and such other facts as the Committee in its discretion deems appropriate. Each of the 2001 option awards to executive officers of the Company was made in accordance with the Company's 1995 Stock Option Plan.

    CEO Compensation

    Carlton E. Turner, Ph.D., D.Sc. has been the CEO of the Company since April 26, 1995. The CEO's 2001 base pay was determined by the Committee on the basis of its overall assessment of Dr. Turner's responsibilities, his past performance with the Company, and competitive market data on salary levels for pharmaceutical companies of similar size. Dr. Turner was not paid a bonus for 2001.

    Summary

    The Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to shareholders, executives are awarded commensurately. The Committee believes that compensation levels during fiscal 2001 adequately reflected the Company's compensation goals and policies.

    Dated:  March 21, 2002.

                                   By the Members of the Committee:


                                   George DeMott, Chairman
                                   R. Dale Bowerman
                                   Selvi Vescovi



             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                        Report of the Audit Committee

 To the Shareholders of Carrington Laboratories, Inc.:

    The Audit Committee of the Board of Directors is responsible for overseeing the Company's financial reporting process and helping to ensure the reliability of the Company's financial statements. The Board of Directors has adopted a written Charter for the Audit Committee to follow in carrying out this responsibility.

 Independence of Audit Committee Members

    Each of the three members of the Audit Committee is independent, as that term is defined in Rule 4200(a)(14) of the National Association of Securities Dealers, Inc.'s listing standards.

 Review and Discussions

    The Audit Committee has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001. It has also discussed with the Company's independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors at Ernst & Young LLP, as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence.

    The Audit Committee has considered whether Ernst & Young LLP's performance of non-audit services for the Company is compatible with maintaining that firm's independence and has concluded that the performance of audit and non-audit services by that firm does not adversely affect its independence.

 Fees

    Audit Fees. The Company expects to pay Ernst & Young LLP aggregate fees of $118,000 for auditing the Company's financial statements for the year 2001 and reviewing the financial statements included in the Company's Form 10-Q Quarterly Reports filed with the Securities and Exchange Commission for that year.

    Financial  Information  Systems  Design  and  Implementation  Fees.   The
 Company did not engage Ernst & Young LLP to provide any financial information systems design and implementation services during the year 2001.

    All Other Fees.   Aggregate fees billed to the  Company by Ernst &  Young
 LLP for all other non-audit services rendered to the Company during the year 2001 were $9,800.

 Recommendation to Include Audited Financial Statements in Annual Report

    Based on the reviews and discussions referred to above, and the report of the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

 Dated:  March 20, 2002     Audit Committee


                            R. Dale Bowerman, Chairman
                            Thomas J. Marquez
                            Selvi Vescovi

             [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

                        EXECUTIVE COMPENSATION TABLES

    The following table sets forth certain summary information regarding compensation awarded to, earned by or paid to the Chief Executive Officer of the Company and each other executive officer of the Company whose combined salary and bonus for the fiscal year ended December 31, 2001 exceeded
 $100,000 (collectively, the "named executive officers") for the years indicated.

                                   Table 1

                                  Summary Compensation Table
                                  --------------------------
                                                                                     Long-Term
                                                                                    Compensation
                                                                                    ------------
                                              Annual Compensation                      Awards
                                  --------------------------------------------------------------
                                                                        Other        Securities
                                                                        Annual       Underlying     All Other
 Name and                         Fiscal                                Compen-     Options (No.     Compen-
 Principal Position                Year      Salary       Bonus (1)     sation       of Shares)      sation
 ------------------                ----      -------      ------        ------       ----------      ------
 Carlton E. Turner, Ph.D.,         2001     $314,780     $     0           -               -            -
   D.Sc., President and            2000     $284,780     $21,262           -          30,000            -
   Chief Executive Officer         1999     $258,770     $21,300           -          30,000            -

 Robert W. Schnitzius,             2001     $147,620     $ 2,000           -          20,000            -
   Chief Financial Officer         2000     $134,820     $18,401           -          10,000            -
                                   1999     $128,100     $ 7,700           -          10,000            -

 Kenneth M. Yates, D.V.M.,         2001     $144,820           0           -               -            -
   Vice President,                 2000     $134,820     $12,526           -          10,000            -
   Research & Development (2)      1999     $123,900     $ 7,100           -          10,000            -

 ----------------------------
 (1)   Each bonus for 2001, 2000 and 1999 was paid in cash.

 (2) Dr. Yates was first elected as an executive officer of the Company on January 14, 1999.

        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

    The following table sets forth certain information relating to options granted under the Company's 1995 Stock Option Plan to the named executive officers in fiscal year 2001.

                                   Table 2

                     Options Granted During Year Ended December 31, 2001
                     ---------------------------------------------------
                                                                                  Potential
                                                                             Realizable Value at
                                                                             Assumed Annual Rates
                                                                                of Stock Price
                                                                                 Appreciation
                                     Individual Grants                       for Option Term (1)
                      ---------------------------------------------------    -------------------
                         Number of
                        Securities    % of Total
                        Underlying      Options     Exercise
                          Options     Granted to     Price
                          Granted    Employees in     Per      Expiration
         Name        (No. of Shares)  Fiscal Year    Share        Date         5%          10%
         ----         -------------   -----------    -----        ----        ----        -----
 Robert W. Schnitzius   20,000 (2)       5.8%      $1.0500       12/13/10    $34,207     $54,469

 --------------------
 (1)   The  assumed  five  percent  and ten  percent  rates  of  stock  price
       appreciation   are   specified   by  the   Securities   and   Exchange
       Commission's   proxy  rules  and  do   not  reflect  expected   actual
       appreciation.   The amounts shown represent the assumed values of  the
       stock  options (less the exercise prices) at  the end of the  ten-year periods  beginning on  the dates  of grant  and ending  on the  option expiration dates.

 (2) Incentive stock option with a term of ten years and an exercise price equal to the fair market value of the Company's Common Stock on the date of grant. Option becomes exercisable with respect to one-half of the shares covered thereby in each year in the two-year period beginning one year after the date of grant.


        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]


    The following table sets forth certain information with respect to the exercise of options to purchase Common Stock of the Company during the year ended December 31, 2001, and outstanding options held at that date, by the named executive officers. For purposes of this table, the "value" of an outstanding option is the difference between the market price at December 31, 2001 of the shares of Common Stock underlying the option and the aggregate exercise price of such option. The unexercisable portions of such options have been valued as if such portions were exercisable in full on December 31, 2001, in accordance with Securities and Exchange Commission rules.

                                Table 3


                Aggregated Option Exercises in Fiscal Year
        Ended December 31, 2001 and Fiscal Year-End Option Values
        ---------------------------------------------------------


                       Shares                Number of Securities
                      Acquired               Underlying Unexercised      Value of Unexercised
                         on                  Options at  12/31/01           In-the-Money
                      Exercise                  (No. of Shares)          Options at 12/31/01
                       (No. of    Value    --------------------------  -------------------------
   Name                Shares)   Realized  Exercisable Unexercisable   Exercisable Unexercisable
   ----                -------   --------  ----------- -------------   ----------- -------------
 Carlton E. Turner,       -         -         217,000      30,000           -           -
   Ph.D., D.Sc.

 Robert W. Schnitzius     -         -          59,999      30,001           -           -

 Kenneth M. Yates,        -         -          76,929      10,001           -           -
   D.V.M.


        [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

 PERFORMANCE GRAPH

    The following graph sets forth for the years indicated the cumulative total shareholder return for the Company's Common Stock, the Nasdaq Stock Market - U.S. Index, and a Company-constructed Peer Group(2). The information reflected in the graph was provided to the Company by Research Holdings, Ltd. of San Francisco, California.


                      [ PERFORMANCE GRAPH APPEARS HERE ]

                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CARRINGTON LABORATORIES, INC.,
            THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                                            Cumulative Total Return (1)
                                  ---------------------------------------------
                                  12/96   12/97   12/98   12/99   12/00   12/01
                                  -----   -----   -----   -----   -----   -----
 Carrington Laboratories, Inc.   100      55.65   27.42   25.81   12.90   13.17

 Peer Group (2)                  100     122.48  172.68  320.89  193.01  153.15

 Nasdaq Stock Market - U.S.      100      92.64   51.62   96.57  148.19  128.24

 ------------------------------
 (1) Total return assuming reinvestment of dividends.  Assumes $100  invested on December 31, 1996  in the Company's  Common Stock,  The Nasdaq  Stock
     market - U.S. Index.
 (2) The Peer Group comprises the following companies:  Atrix Labs Inc., Cell
     Therapeutics    Inc.,   Cellegy    Pharmaceuticals    Inc.,   Collagenex
     Pharmaceuticals Inc.,  Columbia Labs Inc.,  Cubist Pharmaceuticals Inc.,
     Depomed Inc.,  Draxis Health Inc.,  Dusa Pharmaceuticals Inc., Essential
     Therapeutics,  Inc.,  Immulogic  Pharmaceutical  Corp., Immunogen  Inc.,
     Insite  Vision Inc.,  Kos  Pharmaceuticals  Inc.,  Matrix Pharmaceutical
     Inc.,  Nastech  Pharmaceutical  Inc.,  Natures  Sunshine Products  Inc.,
     Neotherapeutics Inc.,  Noven Pharmaceuticals  Inc., Onyx Pharmaceuticals
     Inc., Pharmaceutical Res Inc., Quigley Corp., Regeneron Pharmaceuticals,
     Sciclone  Pharmaceuticals Inc.,  Sheffield  Pharmaceuticals Inc.,  Titan
     Pharmaceuticals   Inc.,    Viropharma   Inc.    and   Weider   Nutrition
     International, Inc.  The following companies were previously included in the Company-constructed Peer Group,  but have been omitted from the Peer
     Group listed in the preceding sentence because they are no longer listed
     on an  exchange:   Asys Pharmaceuticals,  Duramed Pharmaceuticals, Inc.,
     and Trega Biosciences.  Additionally,  Microcide Pharmaceuticals is  now
     listed in the PeerGroup under its new name, Essential Therapeutics.


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    For the fiscal year ended December 31, 2001, Dr. Carlton E. Turner filed one late report on Form 4 relating to one transaction that occurred during September 2001 and George DeMott filed one late report on Form 4 relating to one transaction that occurred during December 2000. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports filed by them with the Securities and Exchange Commission.


                            SHAREHOLDER PROPOSALS

    The 2003 annual meeting of the shareholders of the Company is tentatively scheduled to be held on May 15, 2003. Shareholder proposals intended to be included in the Company's proxy statement for the 2003 annual meeting must be received by the Company no later than December 13, 2002 in accordance with Rule 14a-8 of the Securities and Exchange Commission.

    With respect to shareholder proposals that are not intended to be included in the Company's proxy statement, the Bylaws of the Company provide that notice of any such shareholder proposal nominating persons for election to the Board of Directors of the Company must be received at the Company's principal executive office not later than 90 days prior to the annual meeting, and all other shareholder proposals must be received not later than 60 days in advance of the annual meeting if the meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or 90 days in advance of the meeting if it is to be held on or after the anniversary of the previous year's meeting.


                                ANNUAL REPORT

    The Company has provided without charge to each person whose proxy is solicited hereby a copy of the Company's 2001 Annual Report, which includes a copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2001, as filed with the Securities and Exchange Commission. Additional copies of the 2001 Annual Report, including the Form 10-K, may be obtained without charge upon written request to Robert W. Schnitzius, Chief Financial Officer, Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038.


                                MISCELLANEOUS

    The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, telefacsimile, electronic mail and telegram by directors, officers, and employees of the Company, who will receive no additional compensation for such activities. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                   By Order of the Board of Directors


                                   /s/ George DeMott
                                   ---------------------
                                   George DeMott, Chairman of the Board

 Irving, Texas
 April 15, 2002

                                                                   APPENDIX A

                        CARRINGTON LABORATORIES, INC.

                            1995 STOCK OPTION PLAN

              As Amended and Restated Effective January 15, 1998
                   And Further Amended Through May 17, 2001


                                  ARTICLE I

                                   General

    Section 1.01. Purpose. It is the purpose of the Plan to promote the interests of the Company and its shareholders by attracting, retaining and stimulating the performance of selected Employees, Directors and Consultants by giving such Employees, Directors and Consultants the opportunity to acquire a proprietary interest in the Company and an increased personal interest in its continued success and progress.

    Section 1.02. Definitions. As used herein the following terms have the following meanings:

       (a) "Affiliate" means any parent or subsidiary corporation of the Company within the meaning of Section 424(e) and (f) of the Code.

       (b) "Board" means the Board of Directors of the Company.

       (c) "Code" means the Internal Revenue Code of 1986, as amended.

       (d) "Committee" means the Stock Option Committee described in Article II hereof.

       (e) "Common Stock" means the $0.01 par value Common Stock of the Company.

       (f) "Company"   means   Carrington   Laboratories,   Inc.,   a   Texas
    corporation.

       (g) "Consultant" means any consultant or advisor of the Company or an Affiliate who is not an Employee or Director, provided that bona fide services are rendered by the consultant or advisor and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

       (h) "Director" means a member of the Board.

       (i) "Employee" means any employee of the Company or an Affiliate.

       (j) "Employee-Director" means an Employee who is a Director.

       (k) "Fair Market Value" means (A) the closing sales price of the Common Stock on the date in question (or, if there is no reported sale on such date, then on the last preceding date on which a reported sale occurred), as reported on the NASDAQ National Market (if the Common Stock is not listed on a national securities exchange and sales of the Common Stock are regularly reported on such market), or as reported on a national securities exchange (if the Common Stock is listed for trading on such exchange), or (B) the mean between the bid and ask prices of the Common Stock on the date in question (or, if there is no report of such prices on such date, then on the last preceding date on which such prices were reported), as reported by the National Association of Securities Dealers, Inc.

       (l) "Option" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan.

       (m) "Optionee" means an Employee, Outside Director or Consultant who has been granted an Option under the Plan.

       (n) "Outside Director" means a Director who is not an Employee.

       (o) "Plan" means this Carrington Laboratories, Inc. 1995 Stock Option Plan, as amended and restated effective January 15, 1998.

    Section 1.03. Number of Shares. Options may be granted by the Company from time to time under the Plan to purchase an aggregate of 1,500,000 shares of the authorized Common Stock. If any Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to such expired or terminated Option shall be available for purposes of the Plan.


                                  ARTICLE II

                                Administration

    The Plan shall be administered by a Stock Option Committee which shall consist of two or more Outside Directors, each of whom shall be a disinterested person within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or any similar rule or regulation promulgated thereunder. Each member of the Committee shall be appointed by and shall serve at the pleasure of the Board. The Board shall have the sole continuing authority to appoint members of the Committee both in substitution for members previously appointed and to fill vacancies however caused. The following provisions shall apply to the administration of the Plan:

       (a) The Committee shall designate one of its members as Chairman and shall hold meetings at such times and places as it may determine. Each member of the Committee shall be notified in writing of the time and place of any meeting of the Committee at least two days prior to such meeting, provided that such notice may be waived by a Committee member.
    A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority of the members of the Committee present at any duly called meeting at which a quorum is present (as well as any action unanimously approved in writing) shall constitute action by the Committee.

       (b) The Committee may appoint a Secretary (who need not be a member of the Committee) who shall keep minutes of its meetings. The Committee may make such rules and regulations for the conduct of its business as it may determine.

       (c) The Committee shall have full authority, subject to the express provisions of the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating thereto, to determine the terms and provisions of each Option and the form of each option agreement evidencing an Option granted under the Plan and to make all other determinations and perform such actions as the Committee deems necessary or advisable to administer the Plan. In addition, the Committee shall have full authority, subject to the express provisions of the Plan, to determine the Employees, Outside Directors and Consultants to whom Options shall be granted, the time or date of grant of each such Option, the number of shares subject thereto, and the price at which such shares may be purchased. In making such determinations, the Committee may take into account the nature of the services rendered by the Employee, Outside Director or Consultant, his present and potential contributions to the success of the Company's business and such other facts as the Committee in its discretion shall deem appropriate to carry out the purposes of the Plan.

       (d) Notwithstanding the authority hereby delegated to the Committee to grant Options under the Plan, the Board also shall have full authority, subject to the express provisions of the Plan, to grant Options under the Plan, to interpret the Plan, to provide, modify and rescind rules and regulations relating to it, to determine the terms and provisions of Options granted under the Plan and to make all other determinations and perform such actions as the Board deems necessary or advisable to administer the Plan.

       (e) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.


                                 ARTICLE III

                    Grants of Options to Outside Directors

    Section 3.01. Grants of Options. At any time and from time to time on or after January 15, 1998, during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Outside Director for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Options granted under this Article III shall not be incentive stock options under Section 422 of the Code.

    Section 3.02. Price. The purchase price per share of Common Stock under each Option granted under this Article III shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock on the date of grant of such Option.

    Section 3.03. Option Period and Terms of Exercise of Options. Except as otherwise provided for herein, each Option granted to an Outside Director under the Plan shall be exercisable in whole or in part during such period as the Committee shall determine, which period shall not be longer than ten years from the date of grant of such Option. Any Option granted to an Outside Director shall remain effective during its entire term regardless of whether the Optionee continues to serve as a Director; provided, however, that the otherwise unexpired portion of any Option granted hereunder to an Outside Director shall expire and become null and void immediately upon the termination of such Outside Director's Board membership if such Outside Director ceases to serve on the Board by reason of such Outside Director's
 (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any Affiliate. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Outside Director shall confer upon such Director any right to continue as a Director of the Company.


                                  ARTICLE IV

                        Grants of Options to Employees

    Section 4.01. Grants of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Employee for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Committee, in its discretion, may designate any Option granted to an Employee as an incentive stock option intended to qualify under Section 422 of the Code; provided, however, that the aggregate Fair Market Value of the Common Stock with respect to which incentive stock options granted to an Employee under the Plan (including all options qualifying as incentive stock options pursuant to Section 422 of the Code granted to such Employee under any other plan of the Company or any Affiliate) are exercisable for the first time by such Employee during any calendar year shall not exceed $100,000, determined as of the date the incentive stock option is granted. If an Option that is intended to be an incentive stock option shall be granted and such Option does not comply with the proviso of the immediately preceding sentence, such Option shall not be void but shall be deemed to be an incentive stock option to the extent it does not exceed the limit established by such proviso and shall be deemed a nonqualified stock option to the extent it exceeds that limit.

    The aggregate number of shares of Common Stock for which any Employee may be granted Options under the Plan during any one calendar year shall not exceed 75,000.

    Section 4.02. Price. The purchase price per share of Common Stock under each Option granted under this Article IV shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted; provided, however, that the purchase price per share of Common Stock under any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall be at least 110% of the Fair Market Value per share of Common Stock at the date of grant.

    Section 4.03. Option Period and Terms of Exercise of Employee Options. Except as otherwise provided for herein, each Option granted to an Employee under the Plan shall be exercisable during such period as the Committee shall determine; provided, however, that the otherwise unexpired portion of any Option granted to an Employee shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted, (ii) the expiration of 30 days from the date of termination of the Optionee's employment with the Company or an Affiliate for any reason other than his retirement, death or disability,
 (iii) the expiration of one year from the date of termination of the Optionee's employment with the Company or an Affiliate by reason of his death or disability, (iv) the expiration of three years from the date of termination of such Optionee's employment with the Company or an Affiliate by reason of his retirement, or (v) the expiration of two years from the date of such Optionee's death following the termination of his employment with the Company or an Affiliate by reason of his retirement.

       Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to an Employee hereunder shall expire and become null and void immediately upon the termination of such Employee's employment with the Company or an Affiliate by reason of such Employee's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, following the termination of the Employee's employment with the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

       Any incentive stock option granted to an Optionee who, at the time such incentive stock option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate shall not be exercisable after the expiration of five years from the date of its grant.

       Under the provisions of any option agreement evidencing an Option granted to an Employee, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

    Section 4.04. Termination of Employment. A transfer of employment among the Company and any of its Affiliates shall not be considered to be a termination of employment for the purposes of the Plan. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to an Employee, including an Employee-Director, shall confer upon any Optionee any right to continue in the employ of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the employment of the Optionee at any time, with or without cause.


                                  ARTICLE V

                       Grant of Options to Consultants

    Section 5.01. Grant of Options. At any time and from time to time during the term of the Plan and subject to the express provisions hereof, Options may be granted by the Committee to any Consultant for such number of shares of Common Stock as the Committee in its discretion shall deem to be in the best interest of the Company and which will serve to further the purposes of the Plan. The Options granted under this Article V shall not be incentive stock options under Section 422 of the Code.

    Section 5.02. Price. The purchase price per share of Common Stock under each Option granted under this Article V shall be determined by the Committee but in no event shall be less than 100% of the Fair Market Value per share of Common Stock at the time the Option is granted.

    Section 5.03. Option Period and Terms of Exercise of Consultant Options. Except as otherwise provided for herein, each Option granted to a Consultant under the Plan shall be exercisable during such period as the Committee shall determine; provided, however, that the otherwise unexpired portion of any Option granted to a Consultant shall expire and become null and void no later than upon the first to occur of (i) the expiration of ten years from the date such Option was granted or (ii) the expiration of one year from the date of the Consultant's death. Anything herein to the contrary notwithstanding, the otherwise unexpired portion of any Option granted to a Consultant hereunder shall expire and become null and void immediately upon the termination of the Consultant's services to the Company or an Affiliate by reason of the Consultant's fraud, dishonesty or performance of other acts detrimental to the Company or an Affiliate, or if, at any time during or after the performance of the Consultant's services to the Company or an Affiliate, the Company determines that there is good cause to cancel such Option.

       Under the provisions of any option agreement evidencing an Option granted to a Consultant, the Committee may limit the number of shares purchasable thereunder in any period or periods of time during which the Option is exercisable and may impose such other terms and conditions upon the exercise of an Option as are not inconsistent with the terms of the Plan; provided, however, that the Committee, in its discretion, may accelerate the exercise date of any such Option.

    Section 5.04. Termination of Consulting Services. Nothing in the Plan or in any option agreement evidencing an Option granted under the Plan to a Consultant shall confer upon any Consultant any right to continue as a consultant or advisor of the Company or any Affiliate or in any way interfere with the right of the Company or any Affiliate to terminate the services of the Consultant at any time, with or without cause.


                                  ARTICLE VI

                                Miscellaneous

    Section 6.01. Adjustments Upon Changes in Common Stock. In the event the Company shall effect a split of the Common Stock or a dividend payable in Common Stock, or in the event the outstanding Common Stock shall be combined into a smaller number of shares, the maximum number of shares as to which Options may be granted under the Plan shall be decreased or increased proportionately. In the event that, before delivery by the Company of all of the shares of Common Stock for which any Option has been granted under the Plan, the Company shall have effected such a split, dividend or combination, the shares still subject to such Option shall be increased or decreased proportionately and the purchase price per share shall be decreased or increased proportionately so that the aggregate purchase price for all of the shares then subject to such Option shall remain the same as immediately prior to such split, dividend or combination.

       In the event of a reclassification of Common Stock not covered by the foregoing, or in the event of a liquidation or reorganization (including a merger, consolidation or sale of assets) of the Company, the Board shall make such adjustments, if any, as it may deem appropriate in the number, purchase price and kind of shares covered by the unexercised portions of Options theretofore granted under the Plan. The provisions of this Section shall only be applicable if, and only to the extent that, the application thereof does not conflict with any valid governmental statute, regulation or rule.

       Subject to Article VI, Section 6.02 of the Plan, and notwithstanding any indication to the contrary in the preceding paragraphs of this Section 6.01, upon the occurrence of a "Change in Control" (as hereinafter defined) of the Company, the maturity of all Options then outstanding under the Plan (other than Options granted under Article V hereof) shall be accelerated automatically, so that all such Options shall become exercisable in full with respect to all shares as to which they shall not have previously been exercised or become exercisable; provided, however, that no such acceleration shall occur with respect to Options held by optionees whose employment with the Company or an Affiliate shall have terminated prior to the occurrence of such Change in Control.

       For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

       (a) the shareholders of the Company shall approve:

           (i) any merger, consolidation or reorganization of the Company (a "Transaction") in which the shareholders of the Company immediately prior to the Transaction would not, immediately after the Transaction, beneficially own, directly or indirectly, shares representing in the aggregate more than 50% of all votes to which all shareholders of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any) would be entitled under ordinary circumstances in the election of directors, or in which the members of the Company's Board immediately prior to the Transaction would not, immediately after the Transaction, constitute a majority of the board of directors of the corporation issuing cash or securities in the Transaction (or of its ultimate parent corporation, if any),

           (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions contemplated or arranged by any party as a single plan) of all or substantially all of the Company's assets, or

           (iii) any plan or proposal for the liquidation or dissolution of the Company;

       (b) individuals who constitute the Company's Board as of April 1, 1995 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this subparagraph (b), any individual who becomes a Director of the Company subsequent to April 1, 1995, and whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the Incumbent Directors who are Directors at the time of such vote, shall be considered an Incumbent Director; or

       (c) any "person," as that term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its subsidiaries, or any entity organized, appointed or established by the Company for or pursuant to the terms of such plan), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Exchange Act) of such person, shall become the "beneficial owner" or "beneficial owners" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate 20% or more of either (i) the then outstanding shares of Common Stock or
    (ii) the combined voting power of all then outstanding securities of the Company having the right under ordinary circumstances to vote in an election of the Company's Board ("Voting Securities"), in either such case other than as a result of acquisitions of such securities directly from the Company.

       Notwithstanding the foregoing, a "Change in Control" of the Company shall not be deemed to have occurred for purposes of subparagraph (c) of this Section 6.01 solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Common Stock or other Voting Securities outstanding, increases (i) the proportionate number of shares of Common Stock beneficially owned by any person to 20% or more of the shares of Common Stock then outstanding or (ii) the proportionate voting power represented by the Voting Securities beneficially owned by any person to 20% or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in clause (i) or (ii) of this sentence shall thereafter become the beneficial owner of any additional shares of Common Stock or other Voting Securities (other than as a result of a stock split, stock dividend or similar transaction), then a "Change in Control" of the Company shall be deemed to have occurred for purposes of subparagraph (c) of this Section 6.01.

    Section 6.02. Amendment and Termination of the Plan. Subject to the right of the Board to terminate the Plan prior thereto, the Plan shall terminate at the expiration of ten years from April 1, 1995. No Options may be granted after termination of the Plan. The Board may at any time suspend, terminate, amend or modify the Plan; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the shareholders of the Company if the Company, on the advice of counsel, determines that such shareholder approval is necessary or desirable. Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Options granted prior to such termination. No suspension, termination, amendment or modification of the Plan shall adversely affect the rights of an Optionee under an Option, except with the consent of such Optionee.

    Section 6.03. Payment of Purchase Price; Application of Funds. Upon exercise of an Option, the purchase price shall be paid in full in cash or by check; provided. however, that at the request of an Optionee and to the extent permitted by applicable law, the Company shall approve reasonable arrangements with Optionees who are Outside Directors and may, in its sole and absolute discretion, approve reasonable arrangements with one or more Optionees who are Employees or Consultants and their respective brokerage firms, under which such an Optionee may exercise his Option by delivering to the Company an irrevocable notice of exercise, together with such other documents as the Company shall require, and the Company shall, upon receipt of full payment in cash or by check of the purchase price and any other amounts due in respect of such exercise, deliver to such Optionee's brokerage firm one or more certificates representing the shares of Common Stock issued in respect of such exercise. The proceeds of any sale of Common Stock covered by Options shall constitute general funds of the Company. Upon exercise of an Option, the Optionee will be required to pay to the Company the amount of any federal, state or local taxes required by law to be withheld in connection with such exercise.

    Section 6.04. Requirements of Law. The granting of Options and the issuance of Common Stock upon the exercise of an Option shall be subject to all applicable laws, rules and regulations and to such approval by governmental agencies as may be required.

    Section 6.05. Nontransferability of Options. An Option granted under the Plan shall not be transferable by the Optionee except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee.

    Section 6.06. Investment Letter. The Company's obligation to deliver Common Stock with respect to an Option shall be conditioned upon its receipt from the Optionee to whom such Common Stock is to be delivered of an executed investment letter containing such representations and agreements as the Committee may determine to be necessary or advisable in order to enable the Company to issue and deliver such Common Stock to such Optionee in compliance with the Securities Act of 1933 and other applicable federal, state or local securities laws or regulations.

    Section 6.07. Date of Adoption and Effective Date of the Plan. The original Carrington Laboratories, Inc. 1995 Stock Option Plan (the "Original Plan") became effective on April 1, 1995. The first amendment and restatement of the Original Plan became effective on March 27, 1996. This second amendment and restatement of the Original Plan was approved by the Board on January 15, 1998 and shall be deemed effective as of that date, provided it is duly approved by the holders of a majority of the shares of Common Stock present or represented and entitled to vote at the 1998 annual meeting of shareholders of the Company. If not so approved, this second amendment and restatement of the Original Plan shall be null and void, any Options granted hereunder to Outside Directors on or after January 15, 1998 and prior to the date of the 1998 annual meeting of shareholders of the Company shall be null and void, and the first amendment and restatement of the Original Plan shall remain in full force and effect in accordance with its terms.

    Section 6.08. Gender.  Words  of any  gender used  in the  Plan shall  be
 construed  to  include  any  other  gender,  unless  the  context   requires
 otherwise.

                               [ PROXY CARD ]

                        CARRINGTON LABORATORIES, INC.

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
        THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 20021

      The undersigned hereby  appoints Carlton E.  Turner, Ph.D., D.Sc.,  and

 Robert W.  Schnitzius  as  proxies,  each with  the  power  to  appoint  his substitute, and  hereby  authorizes  them  to  represent  and  to  vote,  as designated on  the  reverse  hereof,  all the  shares  of  Common  Stock  of

 Carrington  Laboratories,  Inc.  (the  "Company")  held  of  record  by  the undersigned on March 18, 2002, at the Annual Meeting of Shareholders of  the

 Company to be  held on May  16, 2002, at  8:30 a.m. local time,  at the  Las

 Colinas Country Club,  4900 North O'Connor  Boulevard, Irving, Texas  75062,

 and at any adjournment(s) thereof.  Receipt of the Notice of Annual  Meeting of Shareholders and the Proxy Statement  in connection therewith and of  the

 Company's 2001 Annual Report to Shareholders is hereby acknowledged.



                 (Continued and to be Signed on Reverse Side)

            The directors recommend a vote FOR items 1 through 3.
                The directors recommend a vote AGAINST item 4.

 1.   ELECTION OF DIRECTORS.                                 Nominees:
      [   ]  FOR nominee        [   ]  WITHHOLD AUTHORITY    R. Dale Bowerman
             listed at right           to vote for
             (except as marked         nominee listed
             to contrary below)        at right

      INSTRUCTION: (To withhold authority to vote for any individual nominee, write that nominee's name on the following line.)
                   _______________________________________


 2. The Company's proposal to approve an amendment to its 1995 Stock Option Plan to increase the number of shares of Common Stock covered by the Plan from 1,500,000 to 2,250,000.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

 3. The Company's proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2002.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

 4.   The proposal of a shareholder to declassify the Board of Directors.
      [   ]  FOR     [   ]  AGAINST      [   ]  ABSTAIN

 THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREON. IN THE ABSENCE OF SUCH SPECIFICATIONS, THIS PROXY WILL BE VOTED FOR THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEE LISTED IN THIS PROXY, FOR ITEMS 2-3 ABOVE, AGAINST ITEM 4 ABOVE, AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

 PLEASE COMPLETE, DATE  AND SIGN  THIS PROXY AND  RETURN IT  IN THE  ENCLOSED
 ENVELOPE.

 The undersigned hereby revokes any proxy or proxies heretofore given to represent or vote such Common Stock and hereby ratifies and confirms all actions that the proxies named herein, their substitutes, or any of them, may lawfully take in accordance with the terms hereof.


 Dated:__________, 2002  ____________________________________________________
                         Signature*

                         ____________________________________________________
                         Signature of joint owner*

 * NOTE: When signing on behalf of a corporation, partnership, estate, trust or in any representative capacity, please sign name and title. To vote shares held jointly, each joint owner must sign.